SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 18, 1998



                          FINANCIAL BANCORP, INC.
           (Exact name of registrant as specified in its charter)


Delaware                           0-18126             06-1391814
----------------------------------------------------------------------------
(State or other                 (Commission           (IRS Employer
jurisdiction of                 File Number)         Identification No.)
incorporation)


42-25 Queens Boulevard
Long Island City, NY                                             11104
----------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                               (718) 729-5002
----------------------------------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
----------------------------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 5.    Other Events.

               On December 18, 1998, Financial Bancorp, Inc. (the "Company") issued press releases relating to its agreement with Dime Community Bancshares, Inc. ("Dime Community") with respect to the payment by the Company of a special cash dividend of $1.00 per share and the receipt of stockholder approval of the Company's planned merger with and into Dime Community. These press releases are attached hereto as Exhibit
99.1 and Exhibit 99.2 and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

           99.1 Press Release issued by Financial Bancorp, Inc. on December 18, 1998 regarding special dividend.

           99.2 Press Release issued by Financial Bancorp, Inc. on December 18, 1998 regarding stockholder approval.



                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  December 18, 1998


                                    FINANCIAL BANCORP, INC.


                                    By: /s/ Frank Latawiec
                                        __________________________
                                        Name:  Frank Latawiec
                                        Title: President


                               EXHIBIT INDEX



Exhibit
Number         Description
--------       -----------

99.1 Press Release issued by Financial Bancorp, Inc. on December 18, 1998 regarding special dividend.

99.2 Press Release issued by Financial Bancorp, Inc. on December 18, 1998 regarding stockholder approval.